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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 15, 2004 (July 15, 2004)

TRAFFIX, INC.
(Exact Name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-27046 (Commission File Number)	22-3322277 (I.R.S. Employer Identification No.)
One Blue Hill Plaza Pearl River, New York (Address of principal executive offices)		10965 (Zip Code)

Registrant's telephone number, including area code: (845) 620-1212

TRAFFIX, INC.
INDEX TO FORM 8-K
FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
JULY 15, 2004

ITEMS IN FORM 8-K

2

Item 7.    Financial Statements and Exhibits.

        (c)    Exhibits

Exhibit Number	Description
99.1*	July 15, 2004 Press Release

*
Filed herewith

Item 12.    Results of Operation and Financial Condition.

        On July 15, 2004, the Company issued a press release announcing its results of operations for the quarter ended May 31, 2004. A copy of such release is annexed as an exhibit and is incorporated by reference hereto in its entirety.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 15, 2004	TRAFFIX, INC.
	By:	/s/ DANIEL HARVEY Daniel Harvey Chief Financial Officer

4

Exhibit Index

Exhibit Number	Description
99.1*	July 15, 2004 Press Release

*
Filed herewith

5

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TRAFFIX, INC. INDEX TO FORM 8-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION JULY 15, 2004 ITEMS IN FORM 8-K
SIGNATURES
Exhibit Index